Exhibit 99.1

Kris Bevill, Public Relations
701.280.5076 (Office) :: 701.306.8561 (Cell)
kris.bevill@alerus.com
investors.alerus.com

FOR IMMEDIATE RELEASE

ALERUS FINANCIAL CORPORATION NAMES NEW CHIEF FINANCIAL OFFICER AND CHIEF ACCOUNTING OFFICER

Alan Villalon to join Alerus as Chief Financial Officer; Jerrod Hanson promoted to Chief Accounting Officer

GRAND FORKS, N.D. (January 28, 2022) – Alerus Financial Corporation (Nasdaq: ALRS) (the “Company”) announced today that Alan “Al” Villalon has been named Chief Financial Officer and Executive Vice President of the Company. Mr. Villalon replaces Katie Lorenson, who transitioned to President and Chief Executive Officer effective January 1, 2022. Additionally, Jerrod Hanson has been named Chief Accounting Officer and Senior Vice President.

Mr. Villalon is a strategic finance executive with over 25 years of experience in financial services. He most recently served as Deputy Director of Investor Relations and Senior Vice President at U.S. Bank. Prior to U.S. Bank, he spent most of his career in equity analyst research roles, including serving as a Senior Research Analyst at Thrivent Asset Management, and a Senior Research Analyst at Nuveen Asset Management/First American Funds Advisors. Mr. Villalon holds a bachelor’s degree in accounting from the University of Notre Dame and a master’s degree in business administration from Carnegie Mellon University. He currently resides in Maple Grove, MN.

Mr. Hanson previously served as Controller with the Company for over the past two decades. In his new role, Mr. Hanson will be responsible for the strategic direction and oversight of all corporate accounting functions and staff including corporate accounting, SEC and other financial reporting, corporate tax, share-based compensation, and other financial reporting matters. Mr. Hanson is a Certified Public Accountant, holds a bachelor’s degree in accounting from the University of North Dakota, and is a Graduate of the School of Banking at the University of Colorado. He currently resides in Grand Forks, ND.

“Al and Jerrod will be a dynamic team to drive our company’s future growth,” said President and Chief Executive Officer Katie Lorenson. “We are excited to welcome Al, who is a seasoned executive with deep analytical experience, a proven track record in corporate strategy, and a strong background in investor relations. The combination of Al’s analytic expertise and Jerrod’s extensive accounting knowledge will benefit both our strong financial foundation and long-term strategic growth plan.”

About Alerus Financial Corporation

Alerus Financial Corporation is a diversified financial services company headquartered in Grand Forks, ND. Through its subsidiary, Alerus Financial, N.A., Alerus provides innovative and comprehensive financial solutions to businesses and consumers through four distinct business segments — banking, retirement and benefits services, wealth management, and mortgage. Alerus provides clients with a primary point of contact to help fully understand the unique needs and delivery channel preferences of each client. Clients are provided with competitive products, valuable insight, and sound advice supported by digital solutions designed to meet the clients’ needs. Alerus Financial banking and wealth management offices are in Grand Forks and Fargo, ND, the Minneapolis-St. Paul, MN metropolitan area and Scottsdale and Mesa, AZ. Alerus Retirement and Benefits plan administration offices are in St. Paul, MN, East Lansing, MI, and Littleton, CO.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the risks described in the “Risk Factors” sections of reports filed by Alerus Financial Corporation with the Securities and Exchange Commission. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

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